As filed with the U.S. Securities and Exchange Commission on November 15, 2006.
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices:    (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Capital Opportunities Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GOVERNMENT INCOME TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 6, 2007

To the Shareholders of Morgan Stanley Government Income Trust:

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) to be held in [the Auditorium, 3rd Floor,] 1221 Avenue of the Americas, New York, NY 10020, at [        ] a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated [                    ], 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income would be combined with those of Government Securities and shareholders of Government Income would become Class D shareholders of Government Securities receiving Class D shares of Government Securities with a value equal to the value of their holdings in Government Income (the ‘‘Reorganization’’); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on November 27, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Government Income recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[December 22], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Government Income Trust

By and in Exchange for Class D Shares of
Morgan Stanley U.S. Government Securities Trust

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) in connection with an Agreement and Plan of Reorganization, dated [                ], 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Government Income will be combined with those of Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’) in exchange for Class D shares of Government Securities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Government Income will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities with an aggregate net asset value equal to the aggregate net asset value of their holdings in Government Income. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Government Income and Government Securities attached hereto as Exhibit A. The address of Government Income is that of Government Securities set forth above. This Proxy Statement also constitutes a Prospectus of Government Securities, which is dated December 22, 2006, filed by Government Securities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Government Securities is an open-end management investment company whose investment objective is to seek a high level of current income consistent with safety of principal. Government Securities normally invests at least 80% of its net assets in U.S. government securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

This Proxy Statement and Prospectus sets forth concisely information about Government Securities that shareholders of Government Income should know before voting on the Reorganization Agreement. A copy of the Prospectus for Government Securities dated April 28, 2006, as may be supplemented from time to time, is attached as Exhibit B and [is incorporated herein by reference]. Also enclosed and [incorporated herein by reference is] Government Securities’ Annual Report for the fiscal year ended December 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated [December 22], 2006, has been filed with the Commission and is also incorporated herein by reference. Information about Government Income is included in this Proxy Statement and Prospectus and [incorporated herein by reference] from Government Income’s Annual

Report for the fiscal year ended September 30, 2006. Such documents, as well as additional information about Government Securities and Government Income, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission’s website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [December 22], 2006.

TABLE OF CONTENTS

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GOVERNMENT INCOME TRUST
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held March 6, 2007

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’), a closed-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Government Income (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Government Income to be held in [the Auditorium, 3rd Floor,] 1221 Avenue of the Americas, New York, NY 10020, at [        ] a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [December 22], 2006.

At the Meeting, Government Income shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated [                ], 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income will be combined with those of Government Securities in exchange for Class D shares of Government Securities. As a result of this transaction, Shareholders will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of such transaction (the ‘‘Reorganization’’). The Class D shares to be issued by Government Securities pursuant to the Reorganization (the ‘‘Class D Government Securities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Government Securities is set forth herein and in Government Securities’ current Prospectus, dated April 28, 2006 (‘‘Government Securities’ Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and [incorporated herein by reference].

Government Income is a diversified, closed-end management investment company. Government Securities is a diversified, open-end management investment company that has four classes of shares. It is proposed that, upon approval of the Reorganization, shareholders of Government Income receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of the Reorganization. The information concerning Government Income and Government Securities contained herein has been supplied by Government Income and Government Securities, respectively. Each of Government Income and Government Securities is referred to herein as a ‘‘Fund’’ and together as the ‘‘Funds.’’ The fund resulting from the Reorganization is referred to as the ‘‘Combined Fund.’’

Record Date; Share Information

The Board has fixed the close of business on November 27, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of

the Record Date, there were [                    ] shares of Government Income issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of Government Income and of each class of Government Securities as of the Record Date:

Name and Address of Government Income Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]

Name and Address of Government Securities Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

[As of the Record Date, the trustees and officers of Government Income and Government Securities, each as a group, owned less than 1% of the outstanding shares of Government Income and Government Securities, respectively.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Government Income, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Government Income present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Government Income, which expenses are expected to approximate $331,764. Government Income and Government Securities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Government Income or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. (the ‘‘Administrator’’) and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Government Income will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Government Income may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Government Income has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid at an estimated cost of $37,420 which would be borne by Government Income.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority of the shares of Government Income represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Government Income will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Government Securities’ Prospectus, which is attached to this Proxy Statement as Exhibit B and [incorporated herein by reference].

The Reorganization

The Reorganization Agreement provides for the acquisition by Government Securities of substantially all of the assets and the assumption of substantially all of the liabilities of Government Income in exchange for newly-issued Class D Government Securities Shares. The aggregate net asset value of the Government Securities Shares issued in the exchange will equal the aggregate value of the net assets of Government Income received by Government Securities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Government Income will distribute the Class D Government Securities Shares received by Government Income to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Government Income, and Government Income will thereafter be terminated and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Class D Government Securities Shares equal in value to such Shareholder’s pro rata interest in the net assets of Government Income transferred to Government Securities. Shareholders holding their shares of Government Income in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the Government Income certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Government Income and Government Securities may agree, on which date the number of Class D Government Securities Shares to be delivered to Government Income will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Government Income will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Government Income’s investment company taxable income for all periods since the inception of Government Income through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Government Income’s net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board’s Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Government Income (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Government Income and its Shareholders and recommends approval of the Reorganization Agreement.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Government Income and Government Securities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund’s assets and are based on expenses paid by Government Income for its fiscal year ended September 30, 2006 and by Government Securities for its fiscal year ended December 31, 2005. Government Income and Government Securities each pays expenses for management of its assets and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on September 30, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder’s investment)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	N/A	none	none
Redemption Fees(1)	N/A	2.00%	2.00	%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Advisory Fees	0.52%	0.38%	0.38%
Distribution and Service (12b-1) Fees(4)	N/A	none	none
Other Expenses	0.20%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.72%	0.62%	0.62%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Government Income, Government Securities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder’s actual costs may be higher or lower, the tables below show a shareholder’s costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

(1)	Payable to Government Securities on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in Government Securities’ Prospectus for more information on redemption fees.

(2)	A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D shares of Government Securities that they received in connection with the Reorganization within 90 days of the Reorganization.

(3)	Pro forma expenses are calculated based on the assets of Government Income and Government Securities as of September 30, 2006.

(4)	Government Securities has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Government Income and Government Securities — Investment Advisory Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Government Income has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Government Income, Government Securities or Government Income’s shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization.

For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Government Income and Government Securities

Investment Objectives and Policies.    The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. government securities. Each Fund may also invest in zero coupon securities, mortgage-backed securities, collateralized mortgage obligations (‘‘CMOs’’) and futures. Government Income and Government Securities are both diversified funds.

These objectives and policies are set forth in more detail in the table on the following page.

The Reorganization

Government Income	Government Securities
Investment Objective	Investment Objective
•seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation	•seeks a high level of current income consistent with safety of principal
Investment Policies	Investment Policies
•normally invests at least 80% of its net assets in U.S. Government securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality

•may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, adjustable-rate mortgages obligations (‘‘ARMs’’), zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions

•may invest up to 20% of its total assets in repurchase agreements, money market instruments and foreign government securities

•may invest in financial futures contracts and related options thereon solely for hedging purposes

•a diversified fund	•normally invests at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality

•may invest in mortgage-backed securities, CMOs and futures, including interest rate futures

•may invest up to 10% of its net assets in inverse floaters

•a diversified fund

The principal differences between the Funds’ investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval.

Investment Advisory Fees.    Government Income and Government Securities obtain advisory services from the Investment Adviser. Each class of Government Securities’ shares is subject to the same advisory fee rates applicable to Government Securities.

For the fiscal years ended September 30, 2006 and December 31, 2005, Government Income and Government Securities, respectively, paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund’s average daily net assets:

Government Income	0.52% to the daily net assets of the Trust

Government Securities	0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion.

A discussion of Government Income’s Board of Trustee’s basis for approving the Investment Advisory Agreement is included in its Annual Report for the fiscal year ended September 30, 2006, which [is incorporated herein by reference].

Other Significant Fees.    Both Government Income and Government Securities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Government Income is a closed-end investment company. It currently has outstanding one class of shares, par value $0.01 per share. The shares are not subject to a sales charge or 12b-1 fee. Currently, Government Income shares trade on the New York Stock Exchange (symbol: GVT) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission. As the holder of shares in an open-end fund, Government Income shareholders may redeem their Class D Government Securities Shares at any time at the next net asset value calculated after the redemption request.

Class D shares of Government Securities are sold at net asset value with no initial sales charge or CDSC. Class D shares of Government Securities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or

Morgan Stanley Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. See the inside back cover of the Government Securities Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Government Securities provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Government Securities, see the section entitled ‘‘How to Exchange Shares’’ in Government Securities’ Prospectus.

Shares of Government Securities redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to Government Securities. The redemption fee is designed to protect Government Securities and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D Government Securities Shares that they receive in connection with the Reorganization within 90 days of the Reorganization.

Government Securities offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Government Securities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends, and Government Securities does so separately for each of its classes of shares. Each Fund normally pays dividends from net investment income monthly. Government Securities usually distributes net capital gains, if any, in June and December. Government Income usually distributes net capital gains, if any, in December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

Financial Highlights.    The financial highlights tables that follow are intended to help you understand the financial performance of the Class D shares of Government Securities for the past five years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Government Securities (assuming reinvestment of all dividends and distributions). The information has been audited by [                    ] (except for the information for the six months ended June 30, 2006). [                    ]'s report, along with Government Securities' financial statements, are in Government Securities’ Annual Report for the fiscal year ended December 31, 2005, which [is incorporated herein by reference].

	Six Months Ended June 30, 2006 (unaudited)		FOR THE YEAR ENDED DECEMBER 31,
			2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.09		$9.16	$9.22	$9.42	$8.99	$8.95
Income (loss) from investment operations:
Net investment income	0.17		0.32	0.26	0.28	0.45	0.53
Net realized and unrealized gain (loss)	(0.24)		0.00	0.07	(0.12)	0.46	0.06
Total income (loss) from investment operations	(0.07)		0.32	0.33	0.16	0.91	0.59
Less dividends and distributions from:
Net investment income	(0.19)		(0.39)	(0.39)	(0.36)	(0.48)	(0.55)
Net asset value, end of period	$8.83		$9.09	$9.16	$9.22	$9.42	$8.99
Total Return†	(0.75	)%(1)	3.59%	3.63%	1.67%	10.41%	6.85%
Ratios to Average Net Assets(3):
Expenses	0.64	%(2)	0.62%	0.59%	0.57%	0.54%	0.54%
Net investment income	4.04	%(2)	3.62%	3.16%	3.13%	4.71%	5.83%
Supplemental Data:
Net assets, end of period, in thousands	$170,595		$189,425	$224,169	$308,984	$309,109	$136,669
Portfolio turnover rate	47	%(1)	182%	212%	153%	85%	73%

†	Calculated based on the net asset value as of the last business day of the period.

(1)	Annualized.

(2)	Not annualized.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

PRINCIPAL RISK FACTORS

The share price and return of Government Securities and Government Income will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds’ portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Government Securities and Government Income are summarized below.

U.S. Government Securities.    Each Fund may invest in U.S. Government securities. The U.S. Government securities in which the Funds invest can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Funds are not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of each Fund’s portfolio securities to fall substantially.

Mortgage-Backed Securities.    Each Fund may invest in mortgage-backed securities. Mortgage-backed securities in which the Funds may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by each Fund’s Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

CMOs.    Each Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, ‘‘Mortgage Assets’’). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Funds could sustain a loss.

Zero Coupon Securities.    A portion of the U.S. Government securities purchased by the Funds may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Funds invest in zero coupon securities, they will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Funds) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Funds receive no interest payments in cash on the security during the year.

Futures.    The Funds may invest in futures; however, Government Income may invest in futures only for hedging purposes. If the Funds invest in futures, their participation in these markets would subject each Fund’s portfolio to certain risks. The Investment Adviser’s predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Funds (e.g., a reduction in the Funds’ net asset value or a reduction in the amount of income available for distribution) may leave the Funds in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

Asset-Backed Securities.    Government Income may invest in asset-backed securities (‘‘ABS’’) rated by one or more nationally recognized statistical rating agencies (‘‘NRSROs’’) in the highest rating category at the time of purchase (e.g., AAA by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘Standard & Poor's’’) or Fitch Rating, Inc. (‘‘Fitch’’) or Aaa by Moody's Investor Service, Inc. (‘‘Moody's’’)); ABS are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for ABS may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ABS are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders. There may be a limited secondary market for certain of the ABS in which the Fund invests.

Stripped Mortgage-Backed Securities.    Government Securities may invest in stripped mortgage-backed securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. Interest-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. Principal-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If Government Securities invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by the management of Government Securities, it is possible that Government Securities could lose all or substantially all of its investment.

Inverse Floaters.    The Funds may invest in inverse floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Non-Agency Mortgage Securities.    Government Income may invest up to 20% of its assets in privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued collateralized mortgage obligations and REMICs) (collectively, ‘‘Private Pass-Throughs’’) and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

Government Income may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a NRSRO or if unrated, are considered by the Fund's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issed or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

Government Income may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (‘‘strip’’) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by Government Income to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities.

Repurchase Agreements.    Government Income may invest in repurchase agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, Government Income follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, Government Income will seek to liquidate such collateral. However, the exercising of Government Income’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, Government Income could suffer a loss.

Swaps.    Government Income may invest in swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that Government Income is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that Government Income is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, Government Income may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Foreign Government Securities.    Government Income may invest in foreign government securities (including depositary receipts) traded in the United States on a national securities exchange and local shares of emerging market countries. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Government Income shares is quoted in U.S. dollars, Government Income generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Government Income assets and any effects of foreign social, economic or political instability. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign countries may be less liquid than comparable securities of the U.S. government and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of Government Income’s trades effected in those markets and could result in losses to Government Income due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Convertible Securities.    Government Income may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Cross Currency Hedging.    Government Income may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is an additional risk to the extent that these transactions create exposure to currencies in which Government Income's securities are not denominated.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of Government Securities, see ‘‘Principal Risks’’ in Government Securities’ Prospectus which is attached hereto and [incorporated herein by reference].

THE REORGANIZATION

The Proposal

The Board of Trustees of Government Income, including the Independent Trustees, having reviewed the financial position of Government Income and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Government Income and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Government Income.

The Board’s Considerations

At a meeting held on October 31, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Government Income and Government Securities. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of Government Income and Government Securities; the extent to which shares of Government Income have historically traded at a discount or premium; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Government Income and Government Securities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Government Income considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of Class D of the Combined Fund will be substantially lower on a percentage basis than the expenses of Government Income. The Board noted that the annual management fee (as a percentage of assets) payable by Government Securities to the Investment Adviser was lower than that payable by Government Income. The Board also considered that to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders will be invested in an open-end fund with similar investment objectives and policies taking into account a larger asset base, a lower advisory fee and lower annual operating expenses per share.

3.    As of [December 15], 2006, Government Income shares were trading at a [    ]% discount to net asset value. If consummated, the Reorganization will give Government Income shareholders the opportunity to capture the value of the discount between market price and net asset value of the shares, if any, at the time of the Reorganization because Government Income shareholders will become holders of Class D Government Securities Shares with the same aggregate net asset value as shares of Government Income.

4.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Government Income, Government Securities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Government Income Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Government Securities, including a majority of the Independent Trustees of Government Securities, also has determined that the Reorganization is in the best interests of Government Securities and its shareholders and that the interests of existing shareholders of Government Securities will not be diluted as a result thereof. In addition, the Board of Trustees of Government Securities, determined that its shareholders will benefit as a result of the Reorganization because the Combined Fund will have a lower expense ratio and may also benefit from potential better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization would create a clearer, more understandable offering of products managed by the Taxable Fixed Income team which should support a more focused sales and marketing effort. The transaction will enable Government Securities to acquire investment securities which are consistent with Government Securities’ investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Government Income will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables to Government Securities on the Closing Date in exchange for the assumption by Government Securities of substantially all of the liabilities of Government Income, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Class D Government Securities Shares; (ii) the Class D Government Securities Shares would be distributed to Government Income Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Government Income would be terminated and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Government Income would be canceled.

The number of Class D Government Securities Shares to be delivered to Government Income will be determined by dividing the aggregate net asset value of the shares of Government Income acquired by Government Securities by the net asset value per share of the Class D shares of Government Securities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, shares of Government Income had an aggregate net asset value of $100,000. If the net asset value per Class D Government Securities Shares were $10 per share at the close of business on the Valuation Date, the number of Class D Government Securities Shares to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class D Government Securities Shares would be distributed to the former shareholders of Government Income. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Government Income will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Class D Government Securities Shares that it receives. Government Securities will cause its transfer agent to credit and confirm an appropriate number of Class D Government Securities Shares to each Shareholder. Certificates for Class D Government Securities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Government Securities. Shareholders who wish to receive certificates representing their Class D Government Securities Shares must, after receipt of their confirmations, make a written request to Government Securities’ transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Government Income holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Government Income or Government Securities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Government Income and Government Securities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by [            ], 200[    ], any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Government Income shall: either pay or make provision for all of its liabilities to former Shareholders of Government Income that received Class D Government Securities Shares. Government Income shall be deregistered as an investment company and terminated promptly following the distributions of Class D Government Securities Shares to Shareholders of record of Government Income.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Government Income (at net asset value on the Valuation Date) and reinvest the proceeds in Class D Government Securities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Government Income recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to trade their shares of Government Income on the New York Stock Exchange until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Government Income and Government Securities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Government Income and Government Securities:

1.    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of the Class D Government Securities Shares to Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for the Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

3.    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to Shareholders in exchange for their Government Income shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Government Income for the Class D Government Securities Shares;

5.    The aggregate tax basis for the Class D Government Securities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Government Income held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Class D Government Securities Shares to be received by each Shareholder will include the period during which the shares in Government Income surrendered in exchange therefor were held (provided such shares in Government Income were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets of Government Income immediately prior to the Reorganization; and

8.    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Government Income nor Government Securities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Government Income and Government Securities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Government Income. The effect of any such limitations will depend on the existence and amount of Government Income’s and Government Securities’ capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended September 30, 2006, Government Income had approximately $5 million of estimated capital loss carryovers. Additionally, as of September 30, 2006, Government Income had approximately $1.4 million of built-in capital gains. Government Securities had approximately $61.2 million of capital loss carryovers (as of December 31, 2005) and $45.5 million of built-in capital gains (as of December 31, 2005).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund’s capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund’s ability to utilize the capital loss carryovers of Government Income and Government Securities will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Government Income to offset against capital gains from sales of assets owned by Government Income immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Government Income on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Government Income as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Government Income to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization; and

3.	The Combined Fund can utilize the capital loss carryovers of Government Securities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is not entirely certain how much of their respective capital loss carryovers Government Income would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that the Fund could utilize in future years if the Reorganization did not occur would depend on, among other things, whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund’s utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization conceivably may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used by Government Income if the transaction did not occur. Nevertheless, in view of the relatively small amount of capital loss carryovers of Government Income that are at issue, it is not expected that the Reorganization will result in any loss of those carryovers.

Description of Shares

The Class D Government Securities Shares will, when issued, be fully paid and non-assessable by Government Securities and transferable without restrictions and will have no preemptive rights.

Capitalization Table (unaudited)

The following table sets forth the net assets of each Fund as of September 30, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Class D
Government Securities	$226,552,141	25,181,540	$9.00
Combined Fund (pro forma)	$535,421,295	59,537,198	$8.99	*
Total Class A, B, C, D of Government Securities and of Government Income
Government Income	$309,200,918	31,880,656	$9.70
Government Securities	$2,447,344,527	272,041,412	$9.00
Combined Fund (pro forma)	$2,756,213,681	306,397,070	—

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $331,764 by shares of Government Income.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal.

Government Income

Government Income seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government, and as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality.

Government Income may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, ARMs, zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions. Government Income may also invest up to 20% of its total assets in repurchase agreements, money market instruments and foreign government securities. The Fund may invest in financial futures contracts and related options thereon solely for hedging purposes.

Government Securities

Government Securities seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

Government Securities may invest in mortgage-backed securities, CMOs and futures, including interest rate futures and may invest up to 10% of its net assets in inverse floaters.

The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of Government Securities’ policies, see ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in its Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Government Income and Government Securities as fundamental policies are similar (except for the differences described below). A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Government Securities’ investment restrictions are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in its Statement of Additional Information.

Government Securities has no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations. Government Income may not invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation (other than any obligation of the United States Government, its agencies or instrumentalities). Government Income may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of such issuer and such officers and trustees/directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. Government Income may not enter into reverse repurchase agreements in an amount exceeding 10% of the Fund’s total assets and it may not pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in the preceding sentence. Government Income may not sell securities short or maintain a short position.1 It may not purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). Government Income may not purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs. Government Income may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Government Income may not purchase or sell commodities or commodities contracts.

ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME AND GOVERNMENT SECURITIES

General

Government Income is registered under the 1940 Act, as amended, as a diversified, closed-end management investment company. It is an entity of the type commonly known as a ‘‘Massachusetts business trust’’ and commenced operations on February 29, 1988. Government Income’s primary objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Income will seek to achieve its investment objective by investing principally in debt securities issued by the U.S. Government, its agencies or instrumentalities. This includes securities issued by certain agencies and instrumentalities of the U.S. Government which are not backed by the full faith and credit of the U.S. Government. Shares of Government Income are not issued, insured or guaranteed as to value or yield by the U.S. Government, its agencies or instrumentalities.

For a discussion of the organization and operation of Government Securities, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Fund History’’ in Government Securities’ Statement of Additional Information.

Financial Information

For additional financial information about Government Income and Government Securities, see Government Income’s Annual Report for the fiscal year ended September 31, 2006, Government Securities’ Annual Report for the fiscal year ended December 31, 2005 and ‘‘Past Performance’’ in Government Securities’ Prospectus.

Management

The Board of Trustees of each Fund oversees the management of the Fund, but does not itself manage the Fund. Each Fund’s Trustees review various services provided by or under the direction of the

1	Government Securities has adopted a similar non-fundamental investment policy that allows only short sales against the box. Government Securities’ policy can be changed at any time without shareholder vote.

Investment Adviser to ensure that each Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner. Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of each Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

Each Fund has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 1221 Avenue of the Americas, New York, NY 10020.

Each Fund’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio include Scott F. Richard, a Managing Director of the Investment Adviser, and Jaidip Singh and Michael Luo, Executive Directors of the Investment Adviser. Mr. Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing Government Securities in April 2003 and Government Income in March 2003. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing Government Securities in November 2003 and Government Income in January 2005. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing Government Securities in April 2005 and Government Income in January 2005.

Mr. Richard is the lead manager of each Fund. Each member of the team is responsible for specific sectors. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of each Fund.

The composition of the team may change from time to time.

The Statement of Additional Information to this Proxy Statement/Prospectus that is incorporated be reference herein provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Government Income.

For further information about the Board of Trustees, Investment Adviser and the Distributor of Government Securities and Government Income, see ‘‘Fund Management’’ in Government Securities’ Prospectus, ‘‘Management of the Fund’’ in Government Securities’ Statement of Additional Information and ‘‘Trustee and Officer Information’’ in Government Income’s Annual Report.

Administrator of Government Income

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Government Income pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to Government Income’s daily net assets.

Custodian, Dividend Disbursing and Transfer Agent of Government Income

The Bank of New York, 100 Church Street, New York, NY 10286, is Government Income’s custodian and has custody of all securities and cash of Government Income. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by Government Income. Any of Government Income’s cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser and the Administrator, is the dividend disbursing and transfer agent of Government Income. The Transfer Agent charges Government Income an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

Description of Securities and Shareholder Inquiries

For inquiries regarding the Reorganization, shareholders may call (800) 869-NEWS. For all other inquiries, shareholders may send communications to Government Income’s Board of Trustees. Shareholders should send communications intended for Government Income’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either Government Income’s office or directly to such Board member(s) at the address specified for each Trustee in the Annual Report. Other shareholder communications received by Government Income not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

For a description of the nature and most significant attributes of shares of Government Securities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in Government Securities’ Statement of Additional Information.

Market Price, Net Asset Value and Discount/Premium Information for Government Income

Set forth below is information with respect to Government Income’s shares of beneficial interest as of December 15, 2006:

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for Its Account
Common Stock, $0.01 par value	Unlimited	[ ] shares	[ ] shares

Government Income’s shares are listed and traded on the New York Stock Exchange. The table on the following page shows the high and low closing prices on the New York Stock Exchange per share of Common Stock of Government Income, the high and low net asset value per share and the discount or premium to net asset value represented by the quotation for each quarter since December 2004.

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2006	$8.97	$8.52	$9.72	$9.44	(7.05%)	(10.22%)
June 30, 2006	$8.67	$8.49	$9.59	$9.45	(8.76%)	(10.50%)
March 31, 2006	$8.93	$8.62	$9.77	$9.59	(8.32%)	(10.41%)
December 31, 2005	$8.94	$8.67	$9.77	$9.61	(8.21%)	(10.56%)
September 30, 2005	$9.02	$8.87	$9.90	$9.74	(7.88%)	(9.90%)
June 30, 2005	$9.03	$8.78	$9.94	$9.70	(8.79%)	(10.22%)
March 31, 2005	$9.09	$8.70	$9.90	$9.66	(7.81%)	(10.14%)
December 31, 2004	$8.98	$8.761	$9.89	$9.74	(8.55%)	(10.37%)

(1)	As reported by Bloomberg.

Dividends, Distributions and Taxes

It is Government Income's present policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of the Fund. Government Income intends to distribute all of its net investment income and capital gains to shareholders on an annual basis. Distributions to shareholders are normally subject to federal income tax in the shareholders' hands when the dividends are paid. This is true whether shareholders take the dividends in cash or reinvest them in Fund shares. Distributions to shareholders also may be subject to state and local income tax. Depending on states' tax rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any distributions of net investment income and any short-term capital gain distributions are taxable to shareholders as ordinary income. Long-term capital gain distributions are taxable as long-term capital gains, no matter how long shareholders have owned shares in the Fund. Shareholders who are not subject to income tax will not be required to pay tax on distributions. Every January, shareholders will be sent a statement showing the taxable distributions paid to them in the previous year. This statement provides information on shareholders' dividends and capital gains for tax purposes.

All persons becoming registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will automatically be included in the Fund’s Automatic Dividend Reinvestment Plan (the ‘‘Plan’’), unless they elect to the contrary at the time they purchase shares of the Fund. All distributions under the Plan will automatically be reinvested in shares of Government Income in full and fractional shares as described below. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record by the dividend paying agent.

Details of the Plan

Whenever Government Income declares a dividend or other distribution, it will pay the amount thereof to the dividend paying agent on behalf of shareholders under the Plan either in cash which Government Income must use to buy shares in the open market or in additional shares of the Fund, whichever would be more favorable to such shareholders. At the valuation date (no earlier than the fifth trading day preceding the dividend payment date and no later than the dividend payment date) the dividend paying agent will compare the net asset value with the market price (always including brokerage commissions) per share of the Fund’s shares. If the net asset value on that date is lower than market price, the dividend paying agent will request payment of the dividend or distribution from the Fund in additional shares at the greater of net asset value determined as of the date of purchase or 95% of the market price. Government Income will not issue shares under the Plan below net asset value. If the market price is lower than net asset value, the dividend will be paid in cash which the dividend paying agent will use to buy shares of the Fund in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value, the average purchase price per share paid by the dividend paying agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Market price for the purpose of the Plan will be the market price of the shares on the New York Stock Exchange, or in the event that the shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the shares in the over-the-counter market. Since shares will be purchased in the market rather than received from the Fund when market price plus brokerage commission is lower than net asset value, the net asset value per share of outstanding shares will not be diluted.

Under certain circumstances Government Income’s shareholders participating in the Plan may receive benefits not enjoyed by non-participating shareholders. Since the Fund does not redeem its shares, the market value of its shares may from time to time be more or less than the net asset value of such shares. When the market price is higher than net asset value, distributions to shareholders participating in the Plan will be paid in the form of shares of the Fund at the greater of net asset value of 95% of the market price, and the shareholder will receive shares having a market value in excess of the cash value of the distribution. When the market price (plus brokerage commissions) is less than the net asset value, the cash distribution will be used to purchase the Fund’s shares in the market for the account of the participants in the Plan. In this case the shareholder will receive more shares than if the cash were reinvested at net asset value.

All registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will be furnished a copy of the Plan. Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the dividend paying agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. If the dividend paying agent does not receive notice of an election to receive cash distributions from any shareholder prior to the record date of any distribution, the shareholder will thereafter automatically be included in the Plan with respect to such distribution.

The dividend paying agent will maintain the shareholder’s account, hold the certificates representing the additional shares acquired through the Plan in safekeeping and furnish the shareholder with written confirmation of all transactions in the account, including information needed for personal and tax records. The dividend paying agent will vote shares in the shareholder’s account in accordance with any proxy the shareholder gives Government Income for shares held of record by him or her. On termination of the account, a certificate for full shares in the account, plus a check for the market value of any fractional interest, will be sent to the shareholder.

Brokers and nominees of banks and financial institutions are advised to contact the dividend paying agent to determine whether the beneficial holders of shares held in their names may participate in the Plan.

The automatic reinvestment of dividend and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions. See ‘‘Tax Consequences’’ in Government Securities’ Prospectus for a discussion of the taxation of dividends and distributions.

Government Income reserves the right to amend or terminate the Plan. There is no service charge to participants in the Plan; however, dividend paying agent reserves the right to amend the Plan to include a service charge payable by the participants to the dividend paying agent to cover its expenses in administering the Plan. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the dividend paying agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

For a discussion of Government Securities’ and policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in Government Securities’ Prospectus, as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Government Income and Government Securities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that Government Income’s shares might similarly trade at a discount, the Trustees have determined that it would be in the interest of shareholders for Government Income to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Trustees presently contemplate that Government Income would from time to time take action either to repurchase in the open market or to tender for its own shares at net asset value. The Board presently intends, on an annual basis, to consider the making of a tender offer. At no time, however, will the Trustees be required to make such repurchases or tender offers.

Government Income may repurchase its shares in the open market or in privately negotiated transactions, at a price not above market value, if any, or net asset value, whichever is lower, at the time of such purchase. Such repurchases will be done in accordance with applicable securities laws.

In addition, the Trustees have currently determined to consider, on an annual basis, the making of an offer to each shareholder of record to purchase shares owned by such shareholder at a price to be determined in accordance with the terms and conditions described below.

There can be no assurance that repurchases and/or tenders will result in Government Income’s shares trading at a price which is equal to their net asset value. Government Income anticipates that the market price of its shares will from time to time vary from net asset value. The market price of Government Income’s shares will, among other things, be determined by the relative demand for and supply of such shares in the market, Government Income’s investment performance, its dividends and yield and investor perception of Government Income’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that Government Income’s shares may be the subject of repurchase and/or tender offers from time to time may enhance their attractiveness to investors and thus reduce the spread between market price and net asset value that might otherwise exist.

Although the Trustees believe that share repurchases and tenders generally would have a favorable effect on the market price of the Fund’s shares, it should be recognized that the acquisition of shares by Government Income will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio.

Even if a tender offer has been made, it is the Trustees’ announced policy, which may be changed by the Trustees, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of Government Income’s shares from the New York Stock Exchange, or (b) impair Government Income’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) Government Income would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the judgment of the Trustees, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting Government Income, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer may be Government Income will be at a price equal to the net asset value of the shares on a date subsequent to the Fund’s receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under the Code). Government Income will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a service charge of $25.00 which will be deducted from the proceeds of the purchase, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. The Transfer Agent will receive the fee as an offset to these costs. Government Income expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. These excess costs, if any, will be charged against capital.

Subject to its investment restrictions, Government Income may borrow money to finance the repurchase of shares in the open market or pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce Government Income’s net income.

Tendered shares that have been accepted and repurchased by Government Income will be held in the treasury until retired by the Trustees. Treasury shares will be recorded and reported as an offset to shareholders’ equity, and accordingly will reduce the Fund’s net asset value. If treasury shares are retired, shares of Beneficial Interest issued and outstanding and capital in excess of par will be reduced.

For a discussion of how Government Securities’ shares may be purchased, repurchased and redeemed, as applicable, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in Government Securities’ Prospectus.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Government Securities, for the fiscal year ended December 31, 2005, and Government Income, for the fiscal year ended September 30, 2006, that are [incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [            ], independent registered accounting firm. The financial statements [are incorporated by reference] in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Class D Government Securities Shares will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Government Income and Government Securities is available, as applicable, in the following documents which are [incorporated herein by reference]: (i) Government Securities’ Prospectus dated April 28, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 27 to Government Securities’ Registration Statement on Form N-1A (File Nos. 2-86966; 811-3870); (ii) Government Securities’ Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; and (iii) Government Income’s Annual Report for its fiscal year ended September 30, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Currently, Government Income shares trade on the New York Stock Exchange (‘‘NYSE’’). Reports, proxy statements and other information concerning Government Income can be inspected at 20 Broad Street, New York, New York 10004.

Government Income and Government Securities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Government Income and Government Securities which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Government Income knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

[December 22], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this [    ] day of [                    ], 2006, by and between MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST, a Massachusetts business trust (‘‘Government Securities’’), and MORGAN STANLEY GOVERNMENT INCOME TRUST, a Massachusetts business trust (‘‘Government Income’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Government Securities of substantially all of the assets of Government Income in exchange for the assumption by Government Securities of all stated liabilities of Government Income and the issuance by Government Securities of Class D shares of beneficial interest, par value $0.01 per share (the ‘‘Class D Government Securities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Government Income in liquidation of Government Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION AND LIQUIDATION OF GOVERNMENT INCOME

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Government Income agrees to assign, deliver and otherwise transfer the Government Income Assets (as defined in paragraph 1.2) to Government Securities and Government Securities agrees in exchange therefor to assume all of Government Income’s stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Government Income the number of Class D Government Securities Shares, including fractional Class D Government Securities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2    (a)    The ‘‘Government Income Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Government Income, and any deferred or prepaid expenses shown as an asset on Government Income’s books on the Valuation Date.

(b)    On or prior to the Valuation Date, Government Income will provide Government Securities with a list of all of Government Income’s assets to be assigned, delivered and otherwise transferred to Government Securities and a list of the stated liabilities to be assumed by Government Securities pursuant to this Agreement. Government Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Government Securities, acquire any additional securities other than securities of the type in which Government Securities is permitted to invest and in amounts agreed to in writing by Government Securities. Government Securities will, within a reasonable time prior to the Valuation Date, furnish Government Income with a statement of Government Securities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Government Securities’ investment objective, policies and restrictions. In the event that Government Income holds any investments that Government Securities is not permitted to hold, Government Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Government Income and Government Securities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Government Securities with respect to such investments, Government Income if requested by Government Securities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    Government Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Government Securities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for Government Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Government Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Government Income will distribute Class D Government Securities Shares received by Government Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Government Income Shareholders’’). Each Government Income Shareholder will receive Class D Government Securities Shares. Such distribution will be accomplished by an instruction, signed by Government Income’s Secretary, to transfer Class D Government Securities Shares then credited to Government Income’s account on the books of Government Securities to open accounts on the books of Government Securities in the names of the Government Income Shareholders and representing the respective pro rata number of Class D Government Securities Shares due such Government Income Shareholders. All issued and outstanding shares of Government Income simultaneously will be canceled on Government Income’s books; however, share certificates representing interests in Government Income will represent a number of Class D Government Securities Shares after the Closing Date as determined in accordance with paragraph 2.3. Government Securities will issue certificates representing Class D Government Securities Shares in connection with such exchange only upon the written request of a Government Income Shareholder.

1.6    Ownership of Class D Government Securities Shares will be shown on the books of Government Securities’ transfer agent. Class D Government Securities Shares will be issued in the manner described in Government Securities’ current Prospectus and Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of Class D Government Securities Shares in a name other than the registered holder of Class D Government Securities Shares on Government Income’s books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Class D Government Securities Shares are to be issued and transferred.

1.8    Any reporting responsibility of Government Income is and shall remain the responsibility of Government Income up to and including the date on which Government Income is terminated and deregistered pursuant to paragraph 1.9.

1.9    Within one year after the Closing Date, Government Income shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Government Income, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Government Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Government Income shall be terminated as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10    Copies of all books and records maintained on behalf of Government Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Government Securities or their designee, and Government Securities or its designee shall comply with applicable record retention requirements to which Government Income is subject under the 1940 Act.

2.    VALUATION

2.1    The value of the Government Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Government Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a Class D Government Securities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.3    The number of Class D Government Securities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Government Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Government Securities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Government Securities. Government Securities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Government Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’),

as custodian for Government Securities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Government Income to the Custodian for the account of Government Securities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Government Securities Fund.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Government Securities and Government Income, accurate appraisal of the value of the net assets of Government Securities or the Government Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Government Income shall deliver to Government Securities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Government Income Shareholders and the number and percentage ownership of outstanding Government Income shares owned by each such Government Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Government Income Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Government Securities shall issue and deliver to such Secretary a confirmation evidencing delivery of Government Securities Shares to be credited on the Closing Date to Government Income or provide evidence satisfactory to Government Income that such Class D Government Securities Shares have been credited to Government Income’s account on the books of Government Securities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

4.1    Except as otherwise expressly provided herein with respect to Government Income, Government Securities and Government Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    Government Securities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Class D Government Securities Shares (‘‘Registration Statement’’). Government Income will provide Government Securities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Government Income will further provide Government Securities with such other information and documents relating to Government Income as are reasonably necessary for the preparation of the Registration Statement.

4.3    Government Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Government Income will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Government Securities will furnish Government Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Government Securities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Government Income will assist Government Securities in obtaining such information as Government Securities reasonably requests concerning the beneficial ownership of Government Income shares.

4.5    Subject to the provisions of this Agreement, Government Securities and Government Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Government Income shall furnish or cause to be furnished to Government Securities within 30 days after the Closing Date a statement of Government Income’s assets and liabilities as of the Closing Date, which statement shall be certified by Government Income’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Government Income shall furnish Government Securities, in such form as is reasonably satisfactory to Government Securities, a statement certified by Government Income’s Treasurer of Government Income’s earnings and profits for federal income tax purposes that will be carried over to Government Securities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Government Income (a) shall prepare and file all federal and other tax returns and reports of Government Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    Government Securities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES

5.1    Government Securities represents and warrants to Government Income as follows:

(a)    Government Securities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Government Securities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Government Securities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Securities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Government Securities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Government Securities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Securities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Securities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Securities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Securities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of Government Securities audited by [            ], Government Securities’ independent registered public accounting firm (copies of which will be furnished to Government Income), fairly present, in all material respects, Government Securities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Government Securities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Class D Government Securities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information [incorporated by reference] in the Statement of Additional Information that forms a part of this Registration Statement. Government Securities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    he execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Government Securities, and this Agreement constitutes a valid and binding obligation of Government Securities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Securities’ performance of this Agreement;

(j)    Class D Government Securities Shares to be issued and delivered to Government Income, for the account of the Government Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class D Government Securities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other

Securities’’ in Government Securities’ current Statement of Additional Information [incorporated by reference] in the Statement of Additional Information to this Registration Statement;

(k)    All material federal and other tax returns and reports of Government Securities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Securities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Government Securities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Securities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since [                ], there has been no change by Government Securities in accounting methods, principles or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by Government Securities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Government Securities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Government Income represents and warrants to Government Securities as follows:

(a)    Government Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Income is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Government Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Government Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    Government Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Income’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Income is a party or by which it is bound;

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(f)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Government Income for the fiscal year ended September 30, 2006, audited by [                ], Government Income’s independent registered public accounting firm (copies of which have been or will be furnished to Government Securities) fairly present, in all material respects, Government Income’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Government Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(g)    Government Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(h)    All issued and outstanding shares of Government Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Description of Shares’’ in Government Income’s Prospectus [incorporated by reference] in the Statement of Additional Information to this Registration Statement. Government Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Government Securities pursuant to paragraph 3.4;

(i)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Government Income, and subject to the approval of Government Income’s shareholders, this Agreement constitutes a valid and binding obligation of Government Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Income’s performance of this Agreement;

(j)    All material federal and other tax returns and reports of Government Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Income’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(k)    For each taxable year since its inception, Government Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Income to continue to meet the requirements of Subchapter M of the Code;

(l)    At the Closing Date, Government Income will have good and valid title to the Government Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Government Income which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Government Securities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(m)    On the effective date of the Registration Statement, at the time of the meeting of Government Income’s shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Government Securities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Government Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(n)    Government Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(o)    Government Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(p)    Government Income is not acquiring Class D Government Securities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME

The obligations of Government Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Government Securities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of Government Securities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Government Securities shall have delivered to Government Income a certificate of its President and Treasurer, in a form reasonably satisfactory to Government Income and dated as of the Closing Date, to the effect that the representations and warranties of Government Securities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Income shall reasonably request;

6.3    Government Income shall have received a favorable opinion from Clifford Chance US LLP, counsel to Government Securities, dated as of the Closing Date, to the effect that:

(a)    Government Securities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Securities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Income, is a valid and binding obligation of Government Securities enforceable against Government Securities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) Class D Government Securities Shares to be issued to Government Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information), and no shareholder of Government Securities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Securities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Securities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees from those described in Government Securities’ Prospectus dated April 28, 2006 and Statement of Additional Information dated April 28, 2006.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES

The obligations of Government Securities to complete the transactions provided for herein shall be subject, at its election, to the performance by Government Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Government Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Government Income shall have delivered to Government Securities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Government Securities and dated as of the Closing Date, to the effect that the representations and warranties of Government Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Securities shall reasonably request;

7.3    Government Income shall have delivered to Government Securities a statement of the Government Income Assets and its liabilities, together with a list of Government Income’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Government Income;

7.4    Government Securities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Government Income, dated as of the Closing Date to the effect that:

(a)    Government Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Income is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Securities, is a valid and binding obligation of Government Income enforceable against Government Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Income’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Government Income Assets shall include no assets that Government Securities, by reason of limitations of Government Securities’ Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

The obligations of Government Income and Government Securities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Government Income in accordance with the provisions of Government Income’s Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Government Securities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Government Securities or Government Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Government Securities or Government Income;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Government Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Government Income Shareholders substantially all of Government Income’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Government Securities and Government Income, which opinion shall not be a ‘‘covered opinion’’ within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the shareholders of Government Income (but solely to the extent consistent with such opinion not being a ‘‘covered opinion’’), substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

(c)    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares;

(d)    No gain or loss will be recognized by the Government Income Shareholders upon the exchange of the Government Income shares for Class D Government Securities Shares;

(e)    The aggregate tax basis for Class D Government Securities Shares received by each Government Income Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Government Income shares held by each such Government Income Shareholder immediately prior to the Reorganization;

(f)    The holding period of Class D Government Securities Shares to be received by each Government Income Shareholder will include the period during which the Government Income shares surrendered in exchange therefor were held (provided such Government Income shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets to Government Income immediately prior to the Reorganization; and

(h)    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

Notwithstanding anything herein to the contrary, neither Government Securities nor Government Income may waive the conditions set forth in this paragraph 8.7.

9.    FEES AND EXPENSES

9.1    (a)    Government Securities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Government Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Government Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Income’s obligations specified in this Agreement), Government Income’s only obligation hereunder shall be to reimburse Government Securities for all reasonable out-of-pocket fees and expenses incurred by Government Securities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of Government Securities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Securities’ obligations specified in this Agreement), Government Securities’ only obligation hereunder shall be to reimburse Government Income for all reasonable out-of-pocket fees and expenses incurred by Government Income in connection with those transactions.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Government Income hereunder shall not survive the dissolution and complete liquidation of Government Income in accordance with Section 1.9.

11.    TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Government Income and Government Securities;

(b)    by either Government Securities or Government Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before [                    ], 2007; or

(c)    by either Government Securities or Government Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Government Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2   (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of Government Securities hereunder are solely those of Government Securities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Government Securities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Securities and signed by authorized officers of Government Securities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Government Income hereunder are solely those of Government Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of

Government Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Income and signed by authorized officers of Government Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GOVERNMENT INCOME TRUST
By:
Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
By:
Name: Lou Anne McInnis Title: Assistant Secretary

MORGAN STANLEY US. GOVERNMENT SECURITIES TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated [        ], 2006, between Government Securities and Morgan Stanley Government Income Trust (‘‘Government Income’’) in connection with the acquisition by Government Securities of substantially all of the assets and the assumption of substantially all of the liabilities of Government Income. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [December 22], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley U.S. Government Securities Trust, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL-FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is [December 22], 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [December 22], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Government Income's shareholders in connection with the solicitation of proxies by the Board of Trustees of Government Income to be voted at the Special Meeting of Shareholders of Government Income to be held on March 6, 2007. This Statement of Additional Information [incorporated by reference] the Statement of Additional Information of Government Securities dated April 28, 2006, as supplemented, the Annual Report of Government Securities for the fiscal year ended December 31, 2005, the Semi-Annual Report for Government Securities for the period ended June 30, 2006 and the Annual Report of Government Income for the fiscal year ended September 30, 2006.

ADDITIONAL INFORMATION ABOUT GOVERNMENT SECURITIES

Fund History

For additional information about Government Securities’ history, see ‘‘Fund History’’ in Government Securities’ Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Government Securities’ investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Government Securities’ Statement of Additional Information.

Portfolio Holdings

For additional information about Government Securities’ policies and procedures with respect to the disclosure of Government Securities’ portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Government Securities’ Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Government Securities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Government Securities’ Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Government Securities’ investment adviser, Government Securities’ independent registered public accounting firm and other services provided to Government Securities, see ‘‘Investment Advisory and Other Services’’ in Government Securities’ Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Government Securities, Government Securities’ investment adviser and Government Securities’ distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Government Securities’ Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Government Securities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Government Securities’ Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Government Securities, their compensation structure and their holdings in Government Securities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Government Securities’ Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Government Securities’ Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Government Securities, see ‘‘Capital Stock and Other Securities’’ in Government Securities’ Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Government Securities’ shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Government Securities’ Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Government Securities’ policies regarding dividends and distributions and tax matters affecting Government Securities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Government Securities’ Statement of Additional Information.

Distribution of Shares

For additional information about Government Securities’ distributor and the distribution agreement between Government Securities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Government Securities’ Statement of Additional Information.

Performance Data

For additional information about Government Securities’ performance, see ‘‘Performance Data’’ in Government Securities’ Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME

Fund History

Government Income was organized on November 20, 1987 pursuant to a Declaration of Trust in the State of Massachusetts.

Investment Objectives and Policies

The investment objective of Government Income is to earn as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Income will seek to achieve its objective by investing at least 80% of its net assets in U.S. Government securities. This objective is a fundamental policy of Government Income and may not be changed without the approval of its shareholders. There is no assurance that this objective will be achieved.

The U.S. Government securities in which Government Income may invest include:

(1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the ‘‘full faith and credit’’ of the United States.

(2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

(3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service.

(4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

Investment Restrictions

The investment restrictions listed below are among the restrictions that have been adopted by Government Income as fundamental policies. Under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of Government Income, as defined in the Investment Company Act. Such a majority is defined as the lessor of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of Government Income are present or represented by proxy, or (b) more than 50% of the outstanding shares of Government Income.

Government Income may not:

1.    Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, U.S. Government, its agencies or instrumentalities).

2.    Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

3.    Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

4.    Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

5.    Invest for the purpose of exercising control or management of any other issuer.

6.    Invest in securities of any issuer if, to the knowledge of Government Income, any officer or trustee of Government Income or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

7.    Borrow money, except that Government Income may borrow from a bank for temporary or emergency purposes, for the repurchase of it shares or for investment purposes provided that immediately after such borrowing the amount borrowed does not exceed 25% of Government Income's total assets, within the limits set forth in the Investment Company Act.

8.    Enter into reverse repurchase agreements in an amount exceeding 10% of Government Income's total assets. The use of reverse repurchase agreements is subject to the limitations set forth in Restriction 7.

9.    Make loans of money or securities except: (a) by the purchase of publicly distributed debt obligations in which Government Income may invest consistent with its investment objectives and policies; (b) by Investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

10.    Issue senior securities as defined in the Investment Company Act, except insofar as Government Income may be deemed to have issued a senior security by reason of: (a) entering into any reverse repurchase agreement; (b) borrowing money; or (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis.

11.    Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in Restriction 8.

12.    Sell securities short or maintain a short position.

13.    Purchase securities on margin (but Government Income may obtain short-term loans as are necessary for the clearance of transactions).

14.    Purchase or sell real estate or interests therein, although Government Income may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

15.    Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that Government Income may invest in the securities of companies which operate, invest in, or sponsor such programs.

16.    Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

17.    Purchase or sell commodities or commodities contracts.

18.    Engage in the underwriting of securities, except insofar as Government Income may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

As regards the foregoing investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Portfolio Holdings

For additional information about Government Income's policies and procedures with respect to the disclosure of Government Income's portfolio securities to any person, see ‘‘For More Information About Portfolio Holdings’’ in Government Income's Annual Report for its fiscal year ended September 30, 2006.

Management

For each Trustee, the dollar range of equity securities beneﬁcially owned by the Trustee in Government Income and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown on the following chart.

Name of Trustee	Dollar Range of Equity Securities in Government Income (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2005)
Independent
Frank L. Bowman(1)	[ ]	None
Michael Bozic	[ ]	Over $100,000
Kathleen A. Dennis(1)	[ ]	None
Edwin J. Garn	[ ]	Over $100,000
Wayne E. Hedien	[ ]	Over $100,000
Dr. Manuel H. Johnson	[ ]	Over $100,000
Joseph J. Kearns(2)	[ ]	Over $100,000
Michael F. Klein(1)	[ ]	Over $100,000
Michael E. Nugent	[ ]	Over $100,000
W. Allen Reed(1)	[ ]	$10,001-$50,0000
Fergus Reid(2)	[ ]	Over $100,000
Interested
James F. Higgins	[ ]	Over $100,000

(1)	Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of Government Income during the calendar year ended December 31, 2005.

(2)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

[As to the Trustees and their immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of Government Income, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of Government Income.]

The Board of Government Income has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on Government Income's primary areas of investment, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of Government Income has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee is charged with recommending to the full Board of Trustees the engagement or discharge of Government Income's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of Government Income's system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Trustees. Government Income has adopted a formal, written Audit Committee Charter. During Government Income's fiscal year ended September 30, 2006, the Audit Committee held          meetings.

The members of Government Income's Audit Committee are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of Government Income's Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act, of Government Income. Each Independent Trustee is also ‘‘independent’’ from Government Income as defined under the listing standards of the New York Stock Exchange. The Chairperson of the Audit Committee is Joseph J. Kearns.

The Board of Trustees of Government Income also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on Government Income's Board and on committees of such Board and recommends such qualified individuals for nomination by Government Income's Independent Trustees as candidates for election as Independent Trustees, advises Government Income's Board with respect to Board composition, procedures and committees, develops and recommends to Government Income's Board a set of corporate governance principles applicable to Government Income, monitors and makes recommendations on corporate governance matters and policies and procedures of Government Income's Board of Trustees and any committees of the Board and oversees periodic evaluations of Government Income's Board and its committees. The members of Government Income's Governance Committee are currently Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance

Committee is Fergus Reid. During Government Income's fiscal year ended September 30, 2006, the Governance Committee held ___ meetings.

Government Income does not have a separate nominating committee. While Government Income's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of Government Income believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for Government Income. Persons recommended by Government Income's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of Government Income, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Trustees of Government Income expect to be able to continue to identify from their own resources an ample number of qualified candidates for Government Income's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘—Shareholder Communications.’’

The Board has formed a Valuation, Insurance and Compliance Committee to oversee the compliance function, review the valuation process and address insurance coverage for Government Income and the Board. The Valuation, Insurance and Compliance Committee currently consists of Messrs. Bozic, Johnson and Higgins. Messrs. Bozic and Johnson are Independent Trustees. Mr. Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of Government Income. The Investment Committee also recommends to the Board to approve or renew Government Income's Investment Advisory and Administration Agreements. The members of the Investment Committee are Manuel H. Johnson, Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin Garn, Wayne Hedien, James Higgins, Joseph Kearns, Michael Klein, Michael Nugent, Fergus Reid and W. Allen Reed. Manuel H. Johnson is the Chairperson of the Investment Committee.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman;

(2) Fixed-Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic and Edwin J. Garn; and

(3) Closed-End, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

There were          meetings of the Board of Trustees of Government Income held during the fiscal year ended September 30, 2006. The Independent Trustees of Government Income also met          times during that time, in addition to the          meetings of the full Board.

For additional information about the Board of Trustees, officers and management personnel of Government Income, see ‘‘Trustee and Officer Information’’ in Government Income's Annual Report for its fiscal year ended September 30, 2006.

Compensation of Trustees and Officers

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds. Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. Prior to July 1, 2006, Mr. Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Mr. Nugent receives an annual fee of $360,000 for his services as Chairman.

Government Income also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of Government Income who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from Government Income for their services as a Trustee.

Effective April 1, 2004, Government Income began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustees to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of Government Income.

Prior to April 1, 2004, Government Income maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of Government Income's Trustees from Government Income for the fiscal year ended September 30, 2006 and the aggregate compensation payable to each of Government Income's Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2005. Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of Government Income during Government Income's most recent fiscal year end and therefore did not receive any compensation from Government Income during the period. During the relevant period Government Income's had three Committees: the Audit Committee, Governance Committee and Insurance Committee. The structure and membership of the Committees have changed since December 31, 2005. Therefore, Committees referenced in the footnotes to the Compensation Table in this section may no longer exist, and/or the Trustees may no longer serve on the Committees noted in the footnotes to the table.

	Aggregate Compensation From Government Income	Number of Portfolios in the Fund Complex From Which the Trustee Received Compensation(6)	Total Compensation From the Fund Complex Payable to Trustee(6)
Name of Independent Trustee
Michael Bozic(1)(2)(3)	$424	[ ]	$180,000
Edwin J. Garn(1)(3)	391	[ ]	$180,000
Wayne E. Hedien(1)(2)	391	[ ]	$180,000
Manuel H. Johnson(1)	521	[ ]	$240,000
Joseph J. Kearns(1)(4)	481	[ ]	$217,000
Michael E. Nugent(1)(2)(5)	622	[ ]	$210,000
Fergus Reid(1)(3)	456	[ ]	$215,000
Name of Interested Trustee
James F. Higgins	—	[ ]	$0

(1)	Member of the Audit Committee. Dr. Johnson was the Chairman of the Audit Committee and Mr. Kearns was the Deputy Chairman of the Audit Committee during the relevant period.

(2)	Member of the Insurance Committee. Mr. Bozic was the Chairman of the Insurance Committee. Prior to July 1, 2006, Mr. Nugent was the Chairman of the Insurance Committee during the relevant period.

(3)	Member of the Governance Committee. Mr. Reid was the Chairman of the Governance Committee during the relevant period.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. As a result, Mr. Nugent receives the annual fee for his services as Chairman of the Board of the Retail Funds and the Institutional Funds from that date.

(6)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

[As of December 31, 2005, the Trustees and officers of Government Income as a group owned beneficially and of record less than 1% of Government Income’s outstanding shares.]

Portfolio Turnover

The significant changes in turnover rates for Government Income for 2004 and 2005 were a result of [                    ].

Investment Advisory and Other Services

Government Income has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020. For the fiscal years ended September 30, 2006, 2005 and 2004, Government Income paid the Investment Adviser $[        ], $[        ] and $[        ], respectively, in advisory fees.

For additional information about Government Income's investment adviser, independent registered public accounting firm and other services provided to Government Income, see ‘‘Investment Advisory Agreement Approval’’ and ‘‘Report of Independent Registered Public Accounting Firm’’ in Government Income's Annual Report for its fiscal year ended September 30, 2006.

Custodian, Dividend Disbursing and Transfer Agent

The Bank of New York, 100 Church Street, New York, NY 10286, is Government Income's custodian and has custody-of all securities and cash of Government Income. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by Government Income. Any of Government Income's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser and the Administrator, is the dividend disbursing and transfer agent of Government Income. Morgan Stanley Trust charges Government Income an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

Codes of Ethics

Government Income’s Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Investment Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

Proxy Voting Policies

The Board of Trustees believes that the voting of proxies on securities to be held by Government Income is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’). The following is a summary of MSIM's Proxy Voting Policy (‘‘Proxy Policy’’).

MSIM will use its best efforts to vote proxies on securities held in Government Income as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee will meet monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

–	Generally, routine proposals will be voted in support of management.

–	With regard to the election of trustees, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

–	MSIM will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

–	MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of trustees, requiring supermajority stockholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

–	MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

–	MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual stockholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

–	MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders, etc.).

–	Certain other proposals (i.e., proposals requiring trustees to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on stockholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to Government Income of voting such proxies.

Conflicts of Interest.    If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

Third Parties.    To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information.    A copy of the Proxy Policy, as well as Government Income's most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com. Government Income's proxy voting record will also be available without charge on the Securities and Exchange Commission's web site at www.sec.gov.

For additional information about the voting of proxies held by Government Income, see ‘‘Proxy Voting Policy and Procedures and Proxy Voting Record’’ in Government Income's Annual Report for its fiscal year ended September 30, 2006.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers.    As of September 30, 2006, Mr. Richard managed [        ] mutual funds with a total of $[        ] in assets; [    ] pooled investment vehicles other than mutual funds with a total of $[        ] in assets; and [    ] other accounts with a total of $[        ] in assets. Mr. Singh managed [        ] mutual funds with a total of $[        ] in assets; [    ] pooled investment vehicles other than mutual funds with a total of $[        ] in assets; and [        ] other accounts with a total of $[        ] in assets. Mr. Luo managed [        ] mutual funds with a total of $[        ] in assets; [    ] pooled investment vehicles other than mutual funds with a total of $[        ] in assets; and [    ] other accounts with a total of $[        ] in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from Government Income, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over Government Income. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.    The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Investment Adviser.

Discretionary Compensation.    In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) Awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) Awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods;

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•	Contribution to the business objectives of the Investment Adviser;

•	The dollar amount of assets managed by the portfolio manager;

•	Market compensation survey research by independent third parties;

•	Other qualitative factors, such as contributions to client objectives; and

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment teams of which each portfolio manager is a member.

Securities Ownership of Portfolio Managers.    As of [            ], 2006, Messrs. Richard, Singh and Luo beneficially owned securities in Government Income in the amount of [    ], [    ] and [    ], respectively.

Description of Fund Shares

Government Income’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of $0.01 par value.

Pursuant to the Declaration of Trust, Government Income will hold annual meetings of shareholders. Shareholders are entitled to one vote for each share held and to vote in the election of Trustees and on other matters submitted to meetings of shareholders. No material amendment may be made to Government Income’s Declaration of Trust without the affirmative vote of a majority (or greater) of its shares. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. Government Income’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Government Income. Each share represents an equal proportionate interest in Government Income with each other share.

Government Income is an entity of the type commonly known as a ‘‘Massachusetts business trust.’’ Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Government Income and provides for indemnification and reimbursement of expenses of Government Income’s property for any shareholder held personally liable for the obligations of Government Income. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Government Income itself would be unable to meet its obligations.

The Declaration of Trust further provides that obligations of Government Income are not binding upon the Trustees individually, but only upon the property of Government Income and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Purchase and Pricing of Shares

For additional information about the purchase of Government Income’s shares and the discussion of net asset value, see Government Income’s Annual Report for the fiscal year ended September 30, 2006.

Brokerage Allocation and Other Practices

Subject to the general supervision of the Trustees of Government Income, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for Government Income. Government Income's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

For the fiscal year ended September 30, 2004, 2005 and 2006, Government Income paid a total of $[            ]. $[                ] and $[            ], respectively, in brokerage commissions.

The policy of Government Income, regarding purchases and sales of securities for its portfolio, is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement Government Income’s policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to Government Income or the Investment Adviser.

Pursuant to an order of the Securities and Exchange Commission, Government Income may effect principal transactions in certain money market instruments with Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’). The Fund will limit its transactions with Morgan Stanley DW to U.S. Government securities. The transactions will be effected with Morgan Stanley only when the price available from Morgan Stanley DW is better than that available from other dealers.

During the fiscal years ended September 30, 2004, 2005 and 2006, Government Income [did not] effect any principal transactions with Morgan Stanley DW.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for Government Income, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

Government Income does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended September 30, 2004, 2005 and 2006, Government Income did not effect any securities transactions through an affiliated broker or dealer.

Dividends, Distributions and Tax Status

It is Government Income’s policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of Government Income. Government Income intends to distribute all of its net investment income on an annual basis. Government Income will distribute all of its net realized long-term and short-term capital gains, if any, at least once per year but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Code.

All registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) are automatically included in Government Income’s automatic Dividend Reinvestment Plan (the ‘‘Plan’’), unless they elect to the contrary at the time they purchase shares of Government Income. All distributions under the Plan are automatically reinvested in shares of Government Income in full and fractional shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to shareholders of record.

For additional information about the tax status of Government Income, see Government Income’s Annual Report for the fiscal year ended September 30, 2006.

Performance Data

For additional information about Government Income's performance, see ‘‘Financial Statements’’ in Government Income's Annual Report for its fiscal year ended September 30, 2006.

FINANCIAL STATEMENTS

Government Securities’ most recent audited financial statements are set forth in Government Securities’ Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and [is incorporated by reference] in, this Statement of Additional Information. Government Income's most recent audited financial statements are set forth in Government Income's Annual Report for its fiscal year ended September 30, 2006, which [is incorporated by reference] in this Statement of Additional Information.

Shown below are Financial Statements for both Government Income and Government Securities and Pro Forma Financial Statements for the Combined Fund at September 30, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2006
(UNAUDITED)

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. Government Obligations (46.1%)
U.S. Treasury Bonds (22.2%)
02/15/29	5.25%	—	—	$5,000	$5,288,675	$5,000	$5,288,675
08/15/29	6.125	$19,500	$22,993,250	—	—	19,500	22,993,250
08/15/27	6.375	99,000	118,877,418	500	600,391	99,500	119,477,809
02/15/27	6.625	153,000	188,190,153	—	—	153,000	188,190,153
02/15/25	7.625	84,000	112,225,344	6,300	8,416,901	90,300	120,642,245
08/15/21	8.125	—	—	27,200	36,656,270	27,200	36,656,270
02/15/20	8.50	—	—	7,840	10,686,289	7,840	10,686,289
08/15/20	8.75	65,725	91,742,898	7,240	10,106,026	72,965	101,848,924
02/15/15	11.25	4,750	6,910,138	—	—	4,750	6,910,138
			540,939,201		71,754,552		612,693,753
U.S. Treasury Notes (23.9%)
05/15/07	3.125	—	—	15,000	14,833,605	15,000	14,833,605
11/15/06	3.50	300,000	299,578,200	3,500	3,495,079	303,500	303,073,279
02/15/13	3.875	277,210	266,349,189	7,980	7,667,352	285,190	274,016,541
05/15/14	4.75	55,000	55,483,450	8,000	8,070,320	63,000	63,553,770
06/30/11	5.125	—	—	4,000	4,089,532	4,000	4,089,532
			621,410,839		38,155,888		659,566,727
Total U.S. Government Obligations (Cost $1,153,387,350, $105,797,044 and $1,259,184,394, respectively)			1,162,350,040		109,910,440		1,272,260,480
U.S. Government Agencies – Mortgage – Backed Securities (19.8%)
Federal Home Loan Mortgage Corp. (0.5%)
*	4.50	—	—	3,500	3,271,406	3,500	3,271,406
*	5.50	—	—	1,700	1,698,938	1,700	1,698,938
05/01/21 – 09/01/21	5.50	—	—	6,050	6,048,305	6,050	6,048,305
07/01/28 – 02/01/33	6.50	—	—	566	578,597	566	578,597
10/01/26 – 05/01/33	7.50	—	—	1,905	1,973,797	1,905	1,973,797
11/01/23 – 02/01/31	8.00	—	—	273	287,149	273	287,149
01/01/19 – 02/01/19	9.50	—	—	429	464,610	429	464,610
10/01/09 – 08/01/20	10.00	—	—	558	614,310	558	614,310
08/01/14 – 05/01/19	10.50	—	—	303	336,466	303	336,466
					15,273,578		15,273,578

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Federal Home Loan Mortgage Corp. ARM (0.1%)
07/01/34	3.518	—	—	599	588,432	599	588,432
08/01/34	4.161	—	—	1,212	1,205,608	1,212	1,205,608
					1,794,040		1,794,040
Federal National Mortgage Assoc. (1.3%)
01/01/08	3.92	—	—	1,800	1,776,821	1,800	1,776,821
06/01/29 – 02/01/33	6.50	—	—	3,377	3,453,652	3,377	3,453,652
10/01/13 – 10/01/35	7.00	—	—	10,412	10,720,578	10,412	10,720,578
*	7.00	—	—	12,300	12,633,063	12,300	12,633,063
01/01/22 – 09/01/35	7.50	—	—	3,668	3,802,870	3,668	3,802,870
12/01/21 – 02/01/32	8.00	—	—	2,255	2,384,092	2,255	2,384,092
07/01/24 – 06/01/25	8.50	—	—	319	342,938	319	342,938
09/01/16 – 04/01/21	9.00	—	—	31	32,965	31	32,965
09/01/19 – 01/01/21	9.50	—	—	85	92,764	85	92,764
					35,239,743		35,239,743
Federal National Mortgage Assoc. ARM (1.9%)
07/01/34	3.604	—	—	636	635,516	636	635,516
09/01/34	4.12	—	—	764	757,176	764	757,176
10/01/34	4.126	—	—	795	801,352	795	801,352
02/01/34	4.323	—	—	2,351	2,334,314	2,351	2,334,314
10/01/34	4.378	—	—	648	646,595	648	646,595
08/01/36	4.541	—	—	1,495	1,538,459	1,495	1,538,459
01/01/35	4.732	—	—	8,335	8,502,436	8,335	8,502,436
07/01/33	5.834	—	—	971	985,069	971	985,069
01/01/36	6.417	—	—	5,804	6,002,548	5,804	6,002,548
01/01/36 – 03/01/36	6.42	—	—	8,681	8,978,124	8,681	8,978,124
03/01/36	6.479	—	—	3,213	3,323,110	3,213	3,323,110
07/01/36	6.731	—	—	2,967	3,051,302	2,967	3,051,302
05/01/36	6.905	—	—	3,013	3,118,862	3,013	3,118,862
04/01/36	6.921	—	—	5,834	6,076,506	5,834	6,076,506
04/01/36	6.939	—	—	3,796	3,928,640	3,796	3,928,640
03/01/36	7.256	—	—	2,036	2,107,695	2,036	2,107,695
					52,787,704		52,787,704
Government National Mortgage Assoc. I (13.2%)
08/20/34	5.25	3,962	3,982,198	—	—	3,962	3,982,198
08/20/34	5.50	1,559	1,576,081	—	—	1,559	1,576,081
02/15/28 – 09/20/34	6.00	25,932	26,283,956	—	—	25,932	26,283,956
03/15/26 – 03/15/29	6.00	—	—	1,415	1,437,000	1,415	1,437,000
*	6.50	91,900	94,254,938	—	—	91,900	94,254,938
03/15/14 – 07/15/31	6.50	31,570	32,350,252	—	—	31,570	32,350,252
04/15/17 – 03/15/27	7.00	78,152	80,739,678	—	—	78,152	80,739,678

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
06/15/28 – 08/15/29	6.50	—	—	596	613,143	596	613,143
03/15/07 – 08/15/34	7.50	61,480	64,006,590	—	—	61,480	64,006,590
12/15/22 – 10/15/29	7.50	—	—	523	544,531	523	544,531
06/15/16 – 01/15/30	8.00	—	—	742	783,071	742	783,071
10/15/16 – 09/15/31	8.00	8,625	9,143,432	—	—	8,625	9,143,432
05/15/16 – 11/15/24	8.50	15,536	16,679,796	—	—	15,536	16,679,796
04/15/21 – 11/15/24	8.50	—	—	1,272	1,374,590	1,272	1,374,590
10/15/08 – 08/15/21	9.00	11,661	12,507,217	—	—	11,661	12,507,217
06/15/17 – 02/15/25	9.00	—	—	415	448,569	415	448,569
10/15/09 – 12/15/20	9.50	7,208	7,840,777	—	—	7,208	7,840,777
12/15/19 – 08/15/20	9.50	—	—	42	45,419	42	45,419
11/15/09 – 11/15/20	10.00	9,627	10,689,710	—	—	9,627	10,689,710
06/15/10 – 06/15/15	12.50	47	52,141	—	—	47	52,141
			360,106,766		5,246,323		365,353,089
Government National Mortgage Assoc. II (1.6%)
11/20/33 – 04/20/36	4.00	37,059	36,476,571	—	—	37,059	36,476,571
04/20/36	4.50	318	316,429	—	—	318	316,429
02/20/32	5.00	208	208,832	—	—	208	208,832
06/20/32	5.375	546	548,069	—	—	546	548,069
01/20/24 – 02/20/24	6.50	2,662	2,727,607	—	—	2,662	2,727,607
03/20/26 – 05/20/29	6.50	—	—	717	735,634	717	735,634
03/20/26 – 07/20/29	7.00	2,025	2,084,706	—	—	2,025	2,084,706
11/20/29	7.50	—	—	49	50,189	49	50,189
			42,362,214		785,823		43,148,037
Government National Mortgage Assoc. GPM I (1.2%)
05/20/34	3.75	33,478	32,770,641	—	—	33,478	32,770,641
09/15/13 – 07/15/15	12.25	504	557,020	—	—	504	557,020
			33,327,661		—		33,327,661
Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $428,102,846, $110,433,114 and $538,535,960, respectively)			435,796,641		111,127,211		546,923,852
U.S. Government Agencies - Bonds & Notes (10.3%)
Federal Home Loan Bank (0.3%)
04/15/09	3.00	—	—	10,400	9,945,114	10,400	9,945,114
Federal Home Loan Mortgage Corp. (0.3%)
09/15/09	6.625	—	—	7,550	7,898,485	7,550	7,898,485

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Federal National Mortgage Assoc. (0.1%)
06/15/10	7.125	—	—	1,350	1,451,638	1,350	1,451,638
01/15/10	7.25	—	—	1,550	1,660,177	1,550	1,660,177
			—		3,111,815		3,111,815
Housing Urban Development Ser 99 - A (1.3%)
08/01/10	6.06	18,800	19,054,420	—	—	18,800	19,054,420
08/01/11	6.16	15,290	15,543,585	—	—	15,290	15,543,585
			34,598,005		—		34,598,005
Resolution Funding Corp. Zero Coupon Strips (8.2%)
10/15/08	0.00	74,000	67,352,358	—	—	74,000	67,352,358
01/15/12	0.00	138,134	109,158,045	—	—	138,134	109,158,045
04/15/12	0.00	61,607	48,034,424	—	—	61,607	48,034,424
			224,544,827		—		224,544,827
Tennessee Valley Authority (0.1%)
05/01/30	7.125	—	—	2,235	2,836,743	2,235	2,836,743
Total U.S. Government Agencies – Bonds & Notes (Cost $254,375,217, $23,998,852 and $278,374,069, respectively)			259,142,832		23,792,157		282,934,989
Foreign Government Obligations (1.1%)
Egypt Government 09/15/15	4.45	29,130	28,158,078	—	—	29,130	28,158,078
Mexican Fixed Rate Bond (Series M20) (Mexico) 12/05/24	10.00	—	—	MXN 8,300	861,532	MXN 8,300	861,532
Total Foreign Government Obligations (Cost $28,581,657, $758,453 and $29,340,110, respectively)			28,158,078		861,532		29,019,610
U.S. Government Agencies – Collaterized Mortgage Obligations (4.9%)
Federal Home Loan Mortgage Corp.
2778 FV 03/15/34	5.93‡	—	—	$1,299	1,304,553	$1,299	1,304,553
Whole Loan 2005 - S001 2A2 09/25/45	5.48‡	—	—	1,800	1,807,153	1,800	1,807,153
Federal National Mortgage Assoc.
2002 – 77 FH 12/18/32	5.73‡	—	—	1,802	1,819,387	1,802	1,819,387
2006 – 5 2A1 11/25/28	5.38‡	—	—	3,738	3,742,229	3,738	3,742,229
2006 – 28 1A1 03/25/36	5.44‡	—	—	2,905	2,904,558	2,905	2,904,558
2006 – 28 1P IO 03/25/36	0.901‡	—	—	33,865	873,078	33,865	873,078
Grantor Trust 2004 – T5 A11 05/28/35	5.59‡	—	—	1,340	1,343,697	1,340	1,343,697

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Grantor Trust 2004 – T5 A13 05/28/35	5.60‡	—	—	302	302,455	302	302,455
Whole Loan 2005 – W2 A1 05/25/35	5.53‡	—	—	1,852	1,859,357	1,852	1,859,357
Government National Mortgage Assoc.
2003 – 100 AB 02/20/26	5.00	36,009	35,855,433	—	—	36,009	35,855,433
2003 – 10 MX (PAC) 06/20/28	5.00	1,426	1,422,698	—	—	1,426	1,422,698
2006 – 24 PA (PAC) 10/20/35	5.50	48,652	48,858,040	—	—	48,652	48,858,040
2005 – 37 (IO) 11/16/32	5.50	7,195	987,851	—	—	7,195	987,851
1999 – 44 FP (PAC) 06/16/27	5.73	1,691	1,695,767	—	—	1,691	1,695,767
2002 – 55 PD (PAC) 09/20/31	6.00	5,009	5,047,451	—	—	5,009	5,047,451
2002 – 23 PE (PAC) 04/16/32	6.50	24,430	25,463,667	—	—	24,430	25,463,667
Total U.S. Government Agenices – Collaterized Mortgage Obligations (Cost $119,294,254, $15,937,227 and $135,231,481, respectively)			119,330,907		15,956,467		135,287,374

	Number of Contracts		Number of Contracts
Put Option Purchased (0.0%)
90 day Euro $
June/2007 @ $94.25 (Cost $0, $63,800 and $63,800, respectively)	187	15,428	187	15,428

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Short-Term Investments (a) (21.5%)
U.S. Government Obligations (19.2%)
Federal Home Loan Banks (11.6%)
10/20/06	5.135	15,000	14,957,208	—	—	15,000	14,957,208
10/04/06 – 11/01/06	5.145	207,000	206,517,513	—	—	207,000	206,517,513
10/11/06	5.15	35,000	34,944,924	—	—	35,000	34,944,924
10/13/06	5.155	65,000	64,879,001	—	—	65,000	64,879,001
			321,298,646		—		321,298,646

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Federal Home Loan Mortgage Assoc. (2.9%)
10/03/06 – 10/10/06	5.14	24,850	24,834,808	—	—	24,850	24,834,808
10/03/06	5.15	20,200	20,191,331	—	—	20,200	20,191,331
10/03/06 – 10/10/06	5.16	34,350	34,301,116	—	—	34,350	34,301,116
			79,327,255		—		79,327,255
Federal National Mortgage Assoc. (1.8%)
10/02/06	5.13	50,000	49,985,750	—	—	50,000	49,985,750
U.S. Treasury Bills (2.9)
12/21/06	4.808	70,630	69,875,436	—	—	70,630	69,875,436
01/11/07 †	5.09	9,100	8,970,050	$800	788,576	9,900	9,758,626
			78,845,486		788,576		79,634,062
Total U.S. Government Agencies & Obligations
(Cost $529,510,943, $788,463 and 530,299,406, respectively)			529,457,137		788,576		530,245,713
Repurchase Agreement (2.3%)
Joint repurchase agreement account due 10/02/06 (dated 09/29/06; proceeds $62,759,837) (b) (Cost $0, $62,732,000 and $62,732,000, respectively)	5.325	—	—	62,732	62,732,000	62,732	62,732,000
Total Short-Term Investments (Cost $529,510,943, $63,520,463 and $593,031,406, respectively)			529,457,137		63,520,576		592,977,713
Total Investments (Cost $2,513,252,267, $320,508,953 and $2,833,761,220, respectively) (c) (d)	103.7%		2,534,235,635		325,183,811		2,859,419,446

ARM	Adjustable Rate Mortgage.

GPM	Graduated Payment Mortgage.

IO	Interest-only security.

MXN	Mexican New Peso.

PAC	Planned Amortization Class.

*	Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturitydate; the actual principal amount and maturity date will be determined upon settlement.

†	A portion of these securities have been physically segregated in connection with open futures contracts in the amounts equal to $1,326,750 and $54,935, respectively..

‡	Floating rate security, rate shown is the rate in effect at September 30, 2006.

(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	Securities have been designated as collateral in an amount equal to $1,288,429,329 and $120,448,269, respectively, in connection with securities purchased on a forward commitment basis and open futures contracts.

(d)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Morgan Stanley U.S. Government Securities Trust	$41,312,738	($20,329,370)	$20,983,368
Morgan Stanley Government Income Trust	1,158,947	(1,872,424)	(713,477)
Combined Fund	$42,471,685	($22,201,794)	$20,269,891

		Morgan Stanley US Government Securities Trust			Morgan Stanley Government Income Trust			Combined Fund
DESCRIPTION/ DELIVERY MONTH AND YEAR	LONG/ SHORT	NUMBER OF CONTRACTS	UNDER- LYING FACE AMOUNT AT VALUE	UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)	NUMBER OF CONTRACTS	UNDER- LYING FACE AMOUNT AT VALUE	UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)	NET UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)
U.S. Treasury Bonds 20 Year, December 2006	Short	1,277	(143,542,781)	(1,883,706)	—	—	—	$(1,883,706)
U.S. Treasury Notes 5 Year, December 2006	Short	2,624	(276,873,013)	(1,704,416)	—	—	—	(1,704,416)
U.S. Treasury Notes 2 Year, December 2006	Short	2,075	(424,337,500)	(1,250,247)	299	$(61,145,500)	$(179,197)	(1,429,444)
U.S. Treasury Notes 10 Year, December 2006	Short	—	—	—	54	(5,835,375)	(42,180)	(42,180)
U.S. Treasury Notes 10 Year, December 2006	Long	3,330	359,848,125	4,316,571	—	—	—	4,316,571
U.S. Treasury Notes 5 Year, December 2006	Long	—	—	—	252	26,589,939	182,061	182,061
U.S. Treasury Bonds 20 Year, December 2006	Long	—	—	—	88	9,891,750	157,508	157,508
				$(521,798)			$118,192	$(403,606)

Morgan Stanley U.S. Government Securities Trust

Pro-Forma Financial Statements
Statement of Assets and Liabilities
September 30, 2006 (unaudited)

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Assets:
Investments in securities, at value (cost $2,513,252,267, $320,508,953 and $2,833,761,220 respectively)	$2,534,235,635	$325,183,811	—		$2,859,419,446
Cash	46,612	—	—		46,612
Receivable for:
Investments sold	—	2,212,800	—		2,212,800
Interest	13,295,097	1,921,218	—		15,216,315
Principal paydowns	—	123,893	—		123,893
Shares of beneficial interest sold	585,294	—	—		585,294
Variation margin	—	3,330	—		3,330
Receivable from affiliate	359,949	—			359,949
Prepaid expenses and other assets	205,989	19,370	—		225,359
Total Assets	2,548,728,576	329,464,422	—		2,878,192,998
Liabilities:
Payable for:
Investments purchased	94,302,324	19,812,922	—		114,115,246
Shares of beneficial interest redeemed/repurchased	4,250,257	91,819	—		4,342,076
Distribution fee	740,192	—	—		740,192
Dividends and distributions to shareholders	579,161	—	—		579,161
Investment advisory fee	790,104	158,308	—		948,412
Administration fee	161,771	24,355	—		186,126
Transfer agent fee	224,197	8,305	—		232,502
Variation margin	50,912	—	—		50,912
Accrued expenses and other payables	285,131	167,795	331764	(1)	784,690
Total Liabilities	101,384,049	20,263,504	331,764		121,979,317
Net Assets	$2,447,344,527	$309,200,918	($331,764)		$2,756,213,681
Composition of Net Assets:
Paid-in-capital	$2,539,044,832	$315,651,104	—		$2,854,695,936
Net unrealized appreciation	20,461,570	4,793,005	—		25,254,575
Dividends in excess of net investment income	(25,765,297)	(1,949,171)	($331,764	)(1)	(28,046,232)
Accumulated net realized loss	(86,396,578)	(9,294,020)	—		(95,690,598)
Net Assets	$2,447,344,527	$309,200,918	($331,764)		$2,756,213,681
Class A Shares:
Net Assets	$1,540,677,489				$1,540,677,489
Shares Outstanding (unlimited authorized, $.01 par value)	171,345,552				171,345,552
Net Asset Value Per Share	$8.99				$8.99
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.39				$9.39

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Class B Shares:
Net Assets	$624,186,712				$624,186,712
Shares Outstanding (unlimited authorized, $.01 par value)	69,347,483				69,347,483
Net Asset Value Per Share	$9.00				$9.00
Class C Shares:
Net Assets	$55,928,185				$55,928,185
Shares Outstanding (unlimited authorized, $.01 par value)	6,166,837				6,166,837
Net Asset Value Per Share	$9.07				$9.07
Class D Shares:
Net Assets	$226,552,141	$309,200,918	($331,764	)(1)	$535,421,295
Shares Outstanding (unlimited authorized, $.01 par value)	25,181,540	31,880,656	2,475,002	(2)	59,537,198
Net Asset Value Per Share	$9.00	$9.70			$8.99
Market Value		$8.89

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Government Income Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Government Income Trust shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley U.S. Government Securities Trust
Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended September 30, 2006 (unaudited)

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Net Investment Income:
Interest Income	$105,165,067	$14,435,464	—		$119,600,531
Expenses
Investment advisory fee	10,253,840	1,624,520	($627,554	)(1)	11,250,806
Distribution fee (Class A shares)	4,215,451	-0-	—		4,215,451
Distribution fee (Class B shares)	35,012	-0-	—		35,012
Distribution fee (Class C shares)	478,399	-0-	—		478,399
Transfer agent fees and expenses	3,011,763	63,644	—		3,075,407
Administration fee	2,126,519	249,926	—		2,376,445
Shareholder reports and notices	270,640	51,823	(20,729	)(2)	301,734
Professional fees	81,863	76,812	(76,812	)(2)	81,863
Registration fees	109,335	125	(50	)(2)	109,410
Custodian fees	535,958	86,187	—		622,145
Trustees' fees and expenses	43,425	11,539	—		54,964
Other	360,565	64,772	(610	)(2)	424,727
Total Expenses	21,522,770	2,229,348	(725,755)		23,026,363
Less: expense offset	(9,445)	(293)	—		(9,738)
Net Expenses	21,513,325	2,229,055	(725,755)		23,016,625
Net Investment Income	83,651,742	12,206,409	725,755		96,583,906
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	9,007,644	(1,391,971)	—		7,615,673
Futures contracts	22,104,077	1,819,839	—		23,923,916
Options contracts	—	11,378	—		11,378
Net Realized Gain (Loss)	31,111,721	439,246	—		31,550,967
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(36,202,618)	(2,087,672)	—		(38,290,290)
Futures contracts	(8,978,370)	(473,913)	—		(9,452,283)
Options contracts	—	(48,372)	—		(48,372)
Translation of other assets denominated in foreign currencies	—	(45)	—		(45)
Net Depreciation	(45,180,988)	(2,610,002)	—		(47,790,990)
Net Gain (Loss)	(14,069,267)	(2,170,756)	—		(16,240,023)
Net Increase	$69,582,475	$10,035,653	$725,755		$80,343,883

(1)	Reflects adjustment to investment management fees based on Morgan Stanely U.S. Government Securities Trust fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley U.S. Government Securities Trust
Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at September 30, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended September 30, 2006, reflect the accounts of Morgan Stanley U.S. Government Securities (‘‘Government Securities’’) and Morgan Stanley Government Income Trust (‘‘Government Income’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Government Income in exchange for shares in Government Securities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Government Securities which would have been issued on September 30, 2006 in connection with the proposed reorganization. Shareholders of Government Income would become shareholders of Government Securities receiving Class D shares of Government Securities equal to the value of their holdings in Government Income. The amount of additional shares assumed to be issued was calculated based on the September 30, 2006 net assets of Government Income and the net asset value per share of Government Securities Class D as follows:

Government Income pre-merger shares	31,880,656
Government Income net assets	$309,200,918
Net asset value per share – Government Securities Class D	$9.00
Government Securities Class D merger shares issued	34,355,658
Difference between total additional shares to be issued and pre-merger Government Income shares outstanding	2,475,002

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Government Securities at the combined level of average net assets for the twelve months ended September 30, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

MORGAN STANLEY U.S GOVERNMENT SECURITIES TRUST

PART C
OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, dated April 28, 2006, which was filed electronically pursuant to Regulation S-T on April 27, 2006 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3870 and 2-86966).

Item 16.	Exhibits

(1)	Declaration of Trust of the Registrant, dated September 29, 1983, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Instrument Establishing and Designating Additional Classes, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on May 29, 1997; Amendment to the Declaration of Trust of the Registrant, dated February 29, 1984, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Declaration of Trust of the Registrant, dated April 16, 1984, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on April 30, 2003.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Amended and Restated Retirement Plan is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on March 27, 1997; Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors, Inc., dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion and consent of Dechert LLP, to be filed by amendment.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, to be filed by amendment.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(b)	Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated October 31, 2006, is filed herewith.

(17)	Form of Proxy, filed herewith.

ITEM 17.	UNDERTAKINGS

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 15th day of November, 2006.

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
By: /s/ Ronald E. Robison Ronald E. Robison President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

Signature	Title	Date
(1) Principal Executive Officer
By: /s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	November 15, 2006
(2) Principal Financial Officer
By: /s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	November 15, 2006
(3) Majority of the Trustees
James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact		November 15, 2006
Frank L. Bowman Joseph J. Kearns
Michael Bozic Michael F. Klein
Kathleen A. Dennis Michael E. Nugent
(Chairman)
Edwin J. Garn W. Allen Reed
Wayne E. HedienFergus Reid
Manuel H. Johnson
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact		November 15, 2006

EXHIBIT INDEX

(16)	Powers of Attorney of Trustees, dated October 31, 2006.
(17)	Form of Proxy